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                                                                EXHIBIT 10.105



$800,000                                                    August 22, 1996



Eighty-one (81) days after date I promise to pay to the order of Shorewood Packaging Corporation Eight Hundred Thousand and 00/100 dollars payable at 277 Park Avenue, New York, New York 10172.

Value received with interest at 6.5 percent per annum.


Due November 11, 1996                                       /s/ Marc P. Shore
                                                            --------------------
                                                            Marc P. Shore